UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2015

MONARCH AMERICA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-54798	99-0372219
(Commission File Number)	(IRS Employer Identification No.)

1150W. Custer Place

Denver, CO 80223

 (Address of Principal Executive Offices, Zip Code)

844-852-1537

 (Registrant's Telephone Number, Including Area Code)

 ___________________________________________________

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

In connection with the closing of the acquisition described below in Item 2.01, The Big Tomato, Inc., a Colorado corporation which is wholly-owned by Monarch America, Inc., entered into a two-year employment agreement, effective as of January 1, 2015 (the “Employment Agreement”), with each of Jeremy N. Stout and Josh Field to serve as Vice President-Sales and Distribution and Vice President-Operations, respectively, for an annual base salary of $120,000, to be paid in equal biweekly installments. Each employee will also be entitled to the following bonus based upon the annual net revenues of The Big Tomato, Inc. for 2015 and 2016: (i) $2,500 for every $10,000 of revenue generated between $400,000 and $460,000, and (ii) $15,000 plus 7.5% of net revenue over $460,000. In the event the agreement is terminated by the employer without “cause” or by the employee as a result of “constructive termination” (as such terms are defined in the agreement), the employee will receive a bonus based upon the aforesaid net revenues notwithstanding termination of his agreement. The agreement also provides that the employer pay health insurance premiums for the employee and his family (including SIS supplemental insurance), automobile and gas expenses of $1,000 per month and communication expenses of $500 per month. The agreement prohibits the employee from competing with the business of The Big Tomato, Inc. during the term of the agreement and for one year thereafter.

The foregoing description of the Employment Agreements is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.18 and 10.19.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 14, 2015, Monarch America, Inc. (f/k/a Cannabis Kinetics, Corp.) (the “Company”) completed the acquisition of Jeremy N. Stout, Inc. d/b/a The Big Tomato, a Colorado corporation (“TBT”), pursuant to the terms of a merger agreement described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 22, 2014, as amended by the Amendment to Merger Agreement, dated January 1, 2015 (collectively, the “Amended Merger Agreement”), between the Company, TBT, and The Big Tomato, a Colorado company and wholly-owned subsidiary of the Company (“Acquisition Sub”), and Jeremy N. Stout and Josh Field, the shareholders of TBT (the “Shareholders”).

As of the closing of the acquisition, Acquisition Sub was merged with and into TBT (the “Merger”) and Acquisition Sub, as the surviving corporation, remained as the wholly-owned subsidiary of the Company. In addition to $400,000 in cash paid by the Company to the Shareholders at closing, an aggregate of 8,100,000 shares of common stock of the Company were issued to the Shareholders. The Company also issued a secured promissory note in the principal amount of $1,000,000 (collectively, the “Notes”) to each of the Shareholders. The Notes are payable in eight equal installments of $125,000 commencing April 1, 2015, accrue interest at the rate of 8% per annum and are secured by a first priority lien on all the assets of TBT pursuant to the terms of a Security Agreement, effective as of January 1, 2015, between TBT and the Shareholders, as secured parties (the “Security Agreement”). As additional security for the Notes, the Company entered into a Stock Pledge Agreement, effective as of January 1, 2015 with the Shareholders (the “Stock Pledge Agreement”), pursuant to which the Company agreed to pledge all of the shares of Acquisition Sub to the Shareholders. The security interest in such assets and the pledged stock is the exclusive remedy in the event of a default under the Notes. The Notes also provide that the Company shall be entitled to offset any damages incurred by it or its affiliates against the principal amount of the Notes arising from an inaccuracy or breach of any representation or warranty of the Shareholders or TBT or failure to perform or comply with the Notes or other agreements or documents delivered in connection with the Merger.

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The foregoing description of the Amended Merger Agreement, the Notes, the Security Agreement and the Stock Pledge Agreement is qualified in its entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.13, 10.14, 10.15, 10.16 and 10.17.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 2.01 above is hereby incorporated by reference into this Item 2.03.

Section 3-Securities and Trading Markets

Item 3.02 Unregistered Sale of Equity Securities.

As described in Item 2.01 above, on January 14, 2015, as partial consideration for the acquisition of TBT, the Company issued to the Shareholders, the Notes and an aggregate of 8,100,000 shares of common stock of the Company.

The Notes and common stock issued to the Sellers pursuant to the Merger Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act.

The information set forth in Item 2.01 above is hereby incorporated by reference into this Item 3.02.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the consummation of the merger of The Big Tomato by the Company, the fiscal year of the Company is December 31st. Accordingly, the Company will file an Annual Report on Form 10-K for the year ended November 30, 2013 without regard to the Merger and an amended Annual Report for the fiscal year ended December 31, 2014 including the financials of TBT.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Plan and Agreement of Merger

10.13	Amendment to Merger Agreement, dated January 1, 2015

10.14	$1,000,000 Secured Promissory Note issued by the Company to Jeremy N. Stout

10.15	$1,000,000 Secured Promissory Note issued by the Company to Josh Field

10.16	Security Agreement, dated January 1, 2015

10.17	Stock Pledge Agreement, dated January 1, 2015

10.18	Employment Agreement, dated January 1, 2015, between The Big Tomato, Inc. and Jeremy N. Stout

10.19	Employment Agreement, dated January 1, 2015, between The Big Tomato, Inc. and Josh Field

99.1	The Big Tomato financial statements for the fiscal years ended December 31, 2013 and 2012

99.2	The Big Tomato financial statements for the nine months ended September 30, 2014 and 2013

99.3	Unaudited Pro Forma Consolidated Financial Statements: Unaudited Pro Forma Consolidated Balance Sheet as of August 31, 2014

Unaudited Pro Forma Consolidated Statement of Operations for the year ended November 30, 2013

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months ended August 31, 2014

Notes to the Unaudited Pro Forma Consolidated Financial Statements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH AMERICA, INC.

Date: January 16, 2015	By:	/s/ Eric Hagen
	Name:	Eric Hagen
	Title:	President and Chief Executive Officer

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